Helping Build Boston—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Boston

36 Projects	$667.4M HIT Investment Amount	$21.0M Building America NMTC Allocation	$1.6B Total Development Cost	4,232 Housing Units Created or Preserved (89% affordable)
12.9M Hours of Union Construction Work	14,890 Total Jobs Across Industries	$1.3B Total Wages and Benefits	$96.0M State and Local Tax Revenue Generated	$3.1B Total Economic Impact

PROJECT PROFILE:

COTE VILLAGE

The HIT provided $20.1 million in financing for the $49.0 million new construction of the 76-unit, all affordable, Cote Village apartments, creating an estimated 415,960 hours of union construction work.

PROJECT PROFILE:

95 SAINT

The HIT provided $51.9 million in financing for the $66.7 million new construction of the 115-unit, 95 Saint project in Boston, creating an estimated 478,300 hours of union constuction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Helping Build Boston—The Union Way	SEPTEMBER 2022

Horizons Watermark (Building America)	Maverick Landing	Old Colony Phase Three C

“When union pension capital is invested in construction projects built with 100% union labor and creating affordable housing, we are investing in ourselves while addressing a critical community need.”

—Brian Doherty, Secretary Treasurer

Building and Construction Trades Council of Metropolitan Boston

HIGHLIGHTS OF BOSTON INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
95 Saint	Boston	$51,940,400	$66,685,759	478,300
Cote Village	Boston	$20,116,000	$49,049,428	415,960
Dudley Municipal Center	Boston	$7,500,000	$115,853,503	1,222,940
Franklin Square Apartments	Boston	$47,330,000	$75,462,270	158,980
Horizons Watermark	Boston	$8,000,000	$63,342,427	455,850
Old Colony Phase Two A	Boston	$12,435,000	$22,211,272	211,980
Old Colony Phase Two B	Boston	$21,050,000	$39,236,796	377,070
Old Colony Phase Three A	Boston	$47,880,000	$64,040,973	511,510
Old Colony Phase Three B	Boston	$42,449,000	$61,054,733	486,320
Old Colony Phase Three C	Boston	$36,430,000	$26,506,507	198,030

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com